SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest
event  reported):  March  31,  2005
                   ----------------

                              BLUEGATE CORPORATION
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             (Exact name of registrant as specified in its Charter)

Nevada                                 000-22711               76-0640970
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(State or other                    (Commission File          (IRS Employer
jurisdiction of Incorporation)          Number)          Identification Number)


701  North  Post  Oak,  Road,  Suite  630,  Houston,  Texas               77024
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(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,
including area code:   713/682-7400
                       ------------

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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     Bluegate Corporation (the "Company") recently entered into several material definitive agreements.

                         A.     STOCK-FOR-DEBT EXCHANGES

     On  March  31,  2005, the Company entered into separate agreements with (a)
Manfred Sternberg, a director of the Company and the Company's Chief Executive Officer, (b) an entity (the "Sternberg Entity") under the control of Mr. Sternberg, and (c) three entities (collectively, the "Davis Entities") under the control of Robert Davis, a former director of the Company. Pursuant to these agreements, the Company issued to Mr. Sternberg, the Sternberg Entity and the Davis Entities shares of the Company's common stock in satisfaction of indebtedness separately owed by the Company to them. This indebtedness totaled $130,018, $154,297, and $222,000 for Mr. Sternberg, the Sternberg Entity and the Davis Entities, respectively. Of the preceding amounts of indebtedness, $55,185 of the indebtedness owned to Mr. Sternberg was for a loan while $74,833 of such indebtedness was for accrued salary, all of the indebtedness owned to the Sternberg Entity was for accrued fees for legal services provided, and all of the indebtedness owned to the Davis Entities was for a loan.

     In satisfaction of this indebtedness, Mr. Sternberg, the Sternberg Entity and the Davis Entities respectively received 260,036, 308,594 and 440,000 shares of the Company's common stock. The shares issued to Mr. Sternberg, the Sternberg Entity and the Davis Entities respectively constituted approximately 5.5%, 6.5% and 9.3% of the shares of the Company's common stock outstanding after the completion of all of the stock issuances occurring on or about March 31, 2005. The number of shares that Mr. Sternberg, the Sternberg Entity and the Davis Entities received was computed on the basis of a $.50 per-share stock price. The closing price for the Company's common stock on March 24, 2005 (the last date on which such stock traded before March 31, 2005) was $.70. In arriving at the $.50 per-share stock price used in computing the number of shares received, the Company considered the comparative lack of liquidity of the Company's common stock and the legal restrictions on transferability that would exist on such shares. In connection with and as additional consideration for this stock-for-debt transaction, the Company issued to Mr. Sternberg, the Sternberg Entity and the Davis Entities warrants to purchase an aggregate of 260,036, 308,594 and 440,000 shares, respectively, of the Company's common stock at a per share price of $1.00.

     Because the shares of common stock received by Mr. Sternberg, the Sternberg Entity and the Davis Entities were not registered under the Securities Act of 1933, as amended (the "Act"), such shares are "restricted securities" (as defined in Rule 144 promulgated under the Act) and accordingly, may not be sold or transferred by Mr. Sternberg, the Sternberg Entity or the Davis Entities unless such shares are registered under the Act or are sold or transferred pursuant to an exemption therefrom. In connection with the stock-for-debt transactions, the Company granted "piggyback" registration rights to include all shares being issued separately to Mr. Sternberg, the Sternberg Entity and the Davis Entities in connection with this transaction in a future registration statement filed with the the Securities and Exchange Commission (the "Commission").


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     In consideration of the issuance of the shares described above, the Company no longer owes any amounts to either of the Sternberg Entity or any of the Davis Entities. The Company continues to owe $34,000 to Mr. Sternberg for a loan made by him to the Company.

                           B.     LENDING ARRANGEMENT

     On March 31, 2005, the Company entered into an unsecured short-term borrowing arrangement with one private investor. Pursuant to this arrangement, the Company borrowed an aggregate of $100,000. This principal amount, together with interest at a rate of 10% per annum, is due and payable in full on or before November 1, 2005. The indebtedness is convertible, at the option of the investor, into shares of the Company's common stock at a conversion rate equal to one share of common stock for each $.50 in outstanding principal and accrued interest. The indebtedness is automatically convertible into shares of the Company's common stock at the preceding conversion rate whenever the Commission has declared effective a registration statement covering the resale of the shares to be issued to the investor upon conversion of the indebtedness. In connection with and as additional consideration for this borrowing transaction, the Company issued to the investor warrants to purchase an aggregate of 100,000 shares of the Company's common stock at a per share price of $1.00. Moreover, the Company granted to the investor piggyback" registration rights to include the shares to be issued to the investor upon conversion of the indebtedness in a future registration statement filed with the Commission.


ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES.

     As described in "Item 1.01 Entry into a Material Definitive Agreement," the Company issued to (a) Manfred Sternberg, a director of the Company and the Company's Chief Executive Officer, (b) an entity (the "Sternberg Entity") under the control of Mr. Sternberg, and (c) three entities (collectively, the "Davis Entities") under the control of Robert Davis, a former director of the Company, 260,036, 308,594 and 440,000 shares of the Company's common stock, respectively, in satisfaction of outstanding indebtedness separately owed by the Company to them. In connection with and as additional consideration for this stock-for-debt transaction, the Company issued to Mr. Sternberg, the Sternberg Entity and the Davis Entities warrants to purchase an aggregate of 260,036, 308,594 and 440,000 shares, respectively, of the Company's common stock at a per share price of $1.00. Because or Mr. Sternberg's, the Sternberg Entity's and Davis's Entities' relationships to the Company and their adequate access to information about the Company and with their ability to protect adequately their interests, the issuances of the shares of common stock and the warrants are claimed to be exempt, and the issuance of the common stock underlying the warrants will be claimed to be exempt, pursuant to Section 4(2) of the Act. The Company believes that the preceding securities also are or will be exempt pursuant to Rule 506 of Regulation D under the Act.

     As described in "Item 1.01 Entry into a Material Definitive Agreement," the Company entered into a borrowing arrangement involving indebtedness that is convertible into shares of the Company's common stock and in which the Company issued to one private investor warrants to purchase an aggregate of 100,000 shares of the Company's common stock at a per share price of $1.00. The issuances of the warrants is claimed to be exempt, and the issuance of the


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common  stock  underlying  indebtedness  or  the  warrants will be claimed to be exempt, pursuant to Rule 506 of Regulation D under the Act. No advertising or general solicitation was or will be employed in offering these securities. The offering and sale was made to only one accredited investors, and subsequent transfers were and will be restricted in accordance with the requirements of the Act. To the extent that the instruments representing the indebtedness are deemed to be "securities" for purposes of applicable securities law, the issuances of these instruments will be claimed to be exempt pursuant to Rule 506 of Regulation D under the Act for the same reasons stated hereinabove.

     On March 31, 2005, the Company sold to CCII Joint Venture No. 1 (the "Joint Venture"), a Texas joint venture comprised of family members of Greg J. Micek, the Company's Chief Financial Officer, 450,000 shares of the Company's common stock and a warrant to purchase an additional 450,000 shares of the Company's common stock at a per share price of $1.00. The aggregate purchase price for these shares and warrants was $225,000. The issuances of the common stock and the warrants is claimed to be exempt, and the issuance of the common stock underlying the warrants will be claimed to be exempt, pursuant to Rule 506 of Regulation D under the Act. No advertising or general solicitation was or will be employed in offering these securities. The offering and sale was made to only one accredited investor, and subsequent transfers were and will be restricted in accordance with the requirements of the Act.

     During March 2005, the Company entered into an agreement with a service provider whereby the Company agreed to issue to such provider up to 430,000 shares of the Company's common stock and a warrant to purchase an additional 125,000 shares of the Company's common stock at a per share price of $1.00. As of the date of this Report, 99,000 shares had been issued to the service provider pursuant to this agreement. After the agreement has been in effect for three month, additional tranches comprised of 33,000 shares will be issued to the service provider every 30 days thereafter until all of the shares required by the agreement have been issued. The issuances of the common stock and the warrants are and will be claimed to be exempt, and the issuance of the common stock underlying the warrants will be claimed to be exempt, pursuant to Rule 506 of Regulation D under the Act. No advertising or general solicitation was or will be employed in offering these securities. The offering and sale was made to only one investor, and subsequent transfers were and will be restricted in accordance with the requirements of the Act.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

     A couple of the transactions described hereinabove (herein referred to as the "Subject Transactions") involved the Company, on the one hand, and a current or former member of the Company's management or another person related directly or directly to a current member of the Company's management, on the other hand. The Subject Transactions specifically include (a) the issuance of shares and warrant to purchase additional shares to (i) Manfred Sternberg, a director of the Company and the Company's Chief Executive Officer, (ii) an entity under the control of Mr. Sternberg, and (iii) three entities under the control of Robert Davis, a former director of the Company, in satisfaction of outstanding indebtedness owed by the Company to them, and (b) the issuance to CCII Joint Venture No. 1, a Texas joint venture comprised of family members of Greg J. Micek, the Company's Chief Financial Officer, for a cash payment of $225,000 of shares of the Company's common stock and warrant to purchase additional such shares. For more information regarding the Subject Transactions, see "Item 1.01 Entry into a Material Definitive Agreement" and "Item 3.02. Unregistered Sales of Equity Securities" above.

     The Company has adopted a Code of Ethics that applies to the Company's senior management. The purposes of the Code of Ethics are to secure compliance with legal requirements, to deter wrongdoing, and to promote ethical conduct, and full, fair, accurate, timely, and understandable disclosure of financial information in the periodic reports of the Company. The Subject Transactions could be viewed as having apparent or real conflicts of interest between the Company, on the one hand, and current or former members of the Company's management, on the other hand. After a review of the Company's Code of Ethics, the Company is not certain that any of the Subject Transactions violate any express provision of such code, although one or more of the Subject Transactions might be viewed as violating the spirit of such code. Nevertheless, the disinterested members of the Company's Board of Directors approved each of the Subject Transactions and waived any conflict between them and the Company's Code of Ethics. Moreover, the Company believes that each of the Subject Transactions was fair to the Company at the time that it was approved, and thus is valid under relevant corporation law.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits.

Exhibit
Number         Exhibit Title

10.1           Warrant in favor of Manfred Sternberg

10.2           Registration Rights Agreement in favor of Manfred Sternberg

10.3           Warrant in favor of Manfred Sternberg & Associates, P.C.

10.4 Registration Rights Agreement in favor of Manfred Sternberg & Associates, P.C.

10.5           Warrant in favor of Madred Partners, Ltd.

10.6           Registration Rights Agreement in favor of Madred Partners, Ltd.

10.7           Warrant in favor of MPH Production Company, Inc.

10.8           Registration Rights Agreement in favor of MPH Production Company,
               Inc.

10.9           Warrant in favor of Laguna Rig Service, Inc.

10.10          Registration Rights Agreement in favor of Laguna Rig Service,
               Inc.


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10.11          Warrant in favor of CCII Joint Venture No. 1

10.12          Registration Rights Agreement in favor of CCII Joint Venture
               No. 1

10.13 10% Convertible Debenture in favor of Platinum Partners Global Macro Fund, LP

10.14          Warrant in favor of Platinum Partners Global Macro Fund, LP

10.15 Contract for Corporate Advisory Services between Registrant and Diablo Consultants, Inc.

10.16          Escrow Agreement relating to Diablo Consultants, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUEGATE  CORPORATION
                                        (Registrant)

Date April 6, 2005                      By: /s/ Manfred Sternberg
                                            ----------------------
                                                Manfred Sternberg,
                                                Chief Executive Officer


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